Exhibit 99.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q/A of Holiday RV Superstores, Inc. (the “Company”) for the period ended July 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Amendment”), I, Anthony D. Borzillo, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1)  The Amendment fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2)  The information contained in the Amendment fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Anthony D. Borzillo

Anthony D. Borzillo Chief Financial Officer June 2, 2003